[PHOTO OF ROBERT I. HARRIES APPEARS HERE]   Robert I. Harries
                                            Vice President and General
                                            Manager,
                                            Industrial Chemicals Group

Industrial Chemicals
2000 Forecast

[PIE CHART]

Food & Transportation
21%

Industrial Chemicals
20%
$800M*

Specialty Chemicals
12%

Agricultural Products
18%

Energy Systems
28%

Total FMC Sales = $3.9 Billion
* Does not include Astaris sales

Industrial Chemicals
2000 Forecast

[PIE CHART]

Foret S.A.           [Approximately 35%]

FMC U.S. Phosphorus  [Approximately 10%]

Alkali               [Approximately 35%]

Peroxygen            [Approximately 20%]

Total Industrial Chemical Sales = $800 Million
* Does not include Astaris sales

FMC

Major Industries Served . . .

[PIE CHART]

Food    All Other       Glass   Detergent       Pulp & Paper    Chemicals
 7%       34%            12%       19%               8%            20%

Total Sales (including 50% of Astaris)

FMC


12%       Glass               PPG
                              LOF/Pilkington
                              St. Gobain/Ball Foster/Certainteed

19%       Detergent           Procter & Gamble
                              Lever/Unilever
                              Reckitt Benckiser
                              Colgate

 8%       Pulp & Paper        Norske Skog
                              Stora Enso
                              Fort James

20%       Chemical            Dow
                              DuPont
                              OxyChem

 7%       Food                Pillsbury
                              Nabisco
                              Pepsi

34%       All Other           Ashland
                              VWR

Industrial Chemicals
Segment Capital Employed
[PIE CHART]

Food and Transportation
15%

Industrial Chemicals
26%

Specialty Chemicals
23%

Agricultural Products
20%

Energy Systems
16%

Total September 2000 capital employed = $2.7 Billion

High volume products:

                                                Shares
                                                ------
                                       N. America      Europe
                                       ----------      ------
- Phosphates                               55%          15%
- Soda Ash                                 34%          --
- Hydrogen Peroxide                        26%          10%

Niche positions:

- Persulfates (world-wide)
- Sulfur derivatives (Europe)
- Specialty peroxide (Europe and U.S.)
- Silicates and zeolites  (Spain)

                             Industrial Chemicals

                               Segment Sales($M)

                                 [Bar Graph A]


1,200
        1,041.3
                 1,012.0
1,000                                  978.4
                             974.4
                                                      --
  800


  600


  400


  200


    0


          1996      1997      1998       1999       2000 Fcst*

*2000 Sales does not include Astaris


                             Segment EBIT($M)

                              [Bar Graph B]

200
           181.8

150
                                         144.4
                      135.7
                               117.5                     --
100



 50


  0


             1996      1997      1998       1999       2000 Fcst**

FMC

**2000 EBIT includes Astaris before interest expense.
                             ------

Pressures on 2000 EBIT:

- Unrecovered energy cost increases

- Currency (Euro vs. U.S. $) movement

- Step up in Consent Decree spending

- One-time start-up costs in Astaris

Recent Actions:

- Astaris JV (April 2000)

- Texas Gulf (July 1999)

- E-business

- Sustainable improvements in cost structures

FMC

In 2001/02, we expect EBIT pick up:

- Increased prices particularly in soda ash and hydrogen peroxide

- Rationalization of phosphate chemicals capacity in Europe

- Increased synergies (est. $15M per year) in Astaris

- Containment (and potential reversal) of currency and energy impacts

Phosphate Chemicals

North American Phosphate Market:

                                   Astaris      Market
                                    Share      Size ($M)   Major Uses
                                   -------     ---------   ----------
Technical Phosphates                 65%          285      Household cleaning
   (including STPP)                                        water treatment

Food Phosphates                      50%          240      Bakery, meat, poultry

Phosphoric Acid                      45%          200      Cleaning, beverages,
                                                           pet food

Phosphorus Pentasulfide              75%          50       Motor oil additives

Phosphorus Trichloride               50%          35       Plasticizers, flame
                                                           retardants

FMC

Astaris Restructuring:

- New low-cost purified acid plant to start up by third quarter of 2001

- Pocatello downsizing planned

- Consent Decree commitments being met with completion targeted early 2002

FMC Phosphorus Chemicals (excluding Astaris)
Projected Environmental Impacts ($M)


                                                                    Average
                                            2000    2001    2002    2003-07
                                            ----    ----    ----    -------
Balance Sheet
-------------

       Consent Decree Capital                74      97       9         4

       Remediation Spending                  15       5      14         5
        (previously reserved)


Income Statement
----------------

       Consent Decree Expenses
         (before tax)

         Depreciation                         5       8      14        17

         Cash                                15      18      12         1

FMC

European cost leader of tripolyphosphate (STPP) via:

- Co-generation

- Location on Mediterranean

- Unique integration with acid produced with nearby raw materials

FMC

Soda Ash

Texas Gulf acquisition:

   - Synergies

   - Operational flexibility

   - Capital requirements

   - Raised FMC share to 34%

FMC

FMC lowest cost position:

   - Scale and experience

   - Mining methods


     Wyoming Soda Ash Costs

     .  FMC Solution Mining
     .  FMC Longwall Mining

   - Lower dependence on natural gas

   - Premium on light/detergent ash

FMC

Demand for U.S. Soda Ash (M Tons)

(line graph)
               1998    1999    2000    2001    2002
U.S.            7.2     7.1     7.2     7.2     7.2
ROW             0.9     0.9     0.7     0.8     0.9
Latin America   1.6     1.6     1.6     1.8     1.9
Asia            1.5     1.6     1.8     2.1     2.6

FMC

Soda Ash Supply/Demand (M Tons)

[Bar and line graph]

                                1998    1999    2000    2001    2002
Total Demand                    11.2    11.2    11.3    11.9    12.6
FMC                              2.7     3.4     4.0     4.0     4.0
TG Soda Acquisition                              1.2
Others                           9.3     8.3     8.4     8.0     8.8
Solvay Expansion                                         0.8     0.2
OCI Mothball                             0.7     0.7     0.7     0.7
FMC Mothball                                     0.6     0.6     0.6
Solvay Mothball                                          0.4     0.4
Solvay expansion
American Soda Expansion                                          0.4

2002 - FMC 34% Capacity share

Capacity Utilization
Nameplate                         81%     77%     77%     77%     80%
Effective                         88%     87%     91%     93%     97%

FMC

Hydrogen Peroxide

Strong position

- 26% share in North America and 10% in Europe

- Geographic distribution of six plants

- Process technology

- Downstream and specialty positions

FMC


North American H2O2 Supply/Demand (M Lbs 100%)
[BAR AND LINE CHART]
                                1997       1998      1999      2000       2001       2002
Total Market Demand            1,191      1,230     1,355     1,470      1,550      1,600
FMC Capacity                     420        370       305       370        420        435
Operating Capacity             1,035      1,262     1,179     1,179      1,179      1,289
Mothball, FMC                     15         65       130        65         15          0
Mothball, Solvay                   0         27       110       110        110          0


Demand = 7% CAGR
Capacity Share = 26%

Capacity Utilization
--------------------
     Nameplate                               71%       79%       88%        91%        94%
     Effective                               80%       97%      103%       102%        99%


FMC

H2O2 Supply/Demand Balance (M Lbs 100%)
Europe

[BAR AND LINE CHART]

                                 1998    1999    2000    2001    2002
Total Market Demand             1,827   1,849   1,933   2,020   2,101
FMC Capacity                      212     212     212     212     249
Effective Capacity              1,894   2,147   2,314   2,423   2,423
Mothballs                         110       0       0       0       0


Demand = 4% CAGR
Capacity share = 10%

Capacity Utilization
--------------------

     Nameplate                     90%     85%     83%     83%     85%
     Effective                     95%     90%     88%     88%     90%


FMC

Industrial Chemicals Panel

Robert I. Harries        Vice President and Group Manager
                         Industrial Chemicals Group

Alfredo Bernad           Vice President and President Europe
                         FMC Foret S.A.

Daniel R. Summers        General Manager
                         Chemical Products

Joseph A. Sipia          General Manager
                         Alkali

Michael P. Smith         General Manager
                         Active Oxidants


FMC